Exhibit 99.1

nicor

Midwest Utilities Seminar

Chicago, Illinois
April 10, 2008

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Good morning!
•	I am Rick Hawley, Executive Vice President and Chief Financial Officer of Nicor Inc.
•	With me today is Mark Knox, Director Investor Relations.

Agenda

- Long-term Objectives
- Business Overview and Strategies
- Financial Update
- Legal Update
- Wrap-up

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•	Here is today’s agenda.
•	I’ll start by briefly covering our long-term objectives.
•	Followed by an overview of our gas distribution business.
•	I will then follow with an overview of our unregulated businesses and a brief financial and legal update.
•	I’ll then wrap things up and take your questions.

Caution Concerning Forward-Looking Statements

- **This speech includes certain forward-looking statements about the operations and earnings expectations of Nicor Inc., its subsidiaries and other affiliates. Although Nicor believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Factors that could cause materially different results can be found in Nicor's most recent periodic report filed with the Securities and Exchange Commission.**

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•	Due to requirements around non-selective disclosure we will address only questions concerning matters that have been previously made public and broadly disseminated.
•	Please keep this in mind when asking your questions and considering our responses.

Primary Businesses

Gas Distribution
Containerized Shipping
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Retail Services
Wholesale Energy Services

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•	As many of you know, Nicor continues to be built on the foundation of two core businesses.
•	Our natural gas distribution segment, Nicor Gas, and
•	Our containerized shipping segment, Tropical Shipping.
•	We also have other energy-related businesses, which are built on the:
•	assets,

•	expertise,

•	customer base,

•	reputation, and

•	location of Nicor Gas.

Objectives and Strategies

Financial Objectives
▪ Steady long-term earnings growth ▪ Maintain high returns on equity ▪ Pay solid dividend

Key Strategies
▪ Restore financial performance in our gas distribution business ▪ Expand and enhance efficiencies in shipping business ▪ Increase marketing channels and geographically expand retail businesses ▪ Capitalize on capabilities and expand offerings in wholesale energy businesses ▪ Maintain financial strength

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•	Over the years, we have remained committed to three simple objectives:
•	providing steady long-term earnings growth,
•	maintaining high returns on equity, and
•	paying a solid dividend.
•	To achieve these objectives, we are committed to actions that will improve our performance:
•	Restoring the financial performance of our gas distribution business.

•	Expanding and enhancing operating efficiencies in our shipping operations.

•	In our retail energy businesses, developing marketing channels and expanding geographically.

•	Capitalizing on the capabilities and expanding our offerings in our wholesale energy services business.

•	We will also focus on maintaining our financial strength.

Business Strategies

- **Approach**
  - ❑ **Disciplined and systematic**
  - ❑ **Synergies and strategic fit with core businesses**
- **Foundation**
  - ❑ **Strong financial position**
  - ❑ **Large customer base**
  - ❑ **Strategic locations and assets**
  - ❑ **Successful unregulated businesses**
  - ❑ **Solid management team**

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•	Our approach to grow our business over the long-term has been and will remain disciplined and systematic.
•	Any opportunities we pursue will have a direct synergy and strategic fit with our core businesses.
•	I believe we have several factors that will contribute to our long-term success including:
•	a large customer base,
•	strategic locations and assets,
•	successful unregulated businesses, and
•	a strong financial position.
•	Supporting these factors is a solid and diverse management team.

•	Let me now discuss our gas distribution business and related strategies in more detail.

Nicor Gas Profile

- **Gas distribution**
  - 2.2 million customers in northern Illinois
  - Diverse customer base
  - Customer growth
  - Premium service territory
  - Operating efficiency
  - Significant supply assets
  - Strategic location

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•	Our primary business is Nicor Gas.
•	One of the largest natural gas distributors in the nation.
•	Serves nearly 2.2 million customers in northern Illinois — excluding the city of Chicago.
•	A well-deserved reputation for providing safe, reliable, cost effective service.

•	A good market for natural gas:
•	a diverse mix of industries,

•	growing customer base, and

•	a high demand for space heating.
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•	At or near the top for most efficiency measures in our industry, which contributes to our long history of low base rates.
•	Significant underground storage assets — about 150 BCF of annual storage capacity.
•	Strategically located on the nation’s Midwest natural gas pipeline grid— with access to 8 interstate pipelines.

Nicor Gas

Business Environment	Key Strategies
▪ Not earning allowed rate of return ▪ High gas prices and volatility ▪ Demand erosion ▪ Increased costs of doing business	▪ Continue to improve operating effectiveness and manage controllable cost increases ▪ Evaluate the need for a rate filing in 2008 ▪ Provide safe, reliable and quality customer service ▪ Maintain a high-performance culture

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•	One of our objectives is to grow our core businesses by restoring the financial performance of our gas distribution business.
•	A low cost provider when compared to other gas distribution companies in the country.
•	But we are simply not earning our allowed rate of return.
•	The economic environment in our service territory, like many other parts of the country is challenging.
•	Natural gas prices remain high and volatile.
•	These factors impact our business in many ways —
•	Residential customers are more apt to conserve energy and purchase new energy-efficient heating systems,

•	Demand diminishes; and

•	Bad debt and other operating costs increase.
•	These challenges, when added to other increasing costs, such as labor-related expenses, investments in technology and gas delivery system improvements, are putting significant pressure on our operating results.
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•	To mitigate these factors, we have and we will continue our focus on:
•	achieving new levels of efficiencies,
•	managing operating costs we can control, and
•	on improving the overall effectiveness of our operations.
•	This renewed focus has produced meaningful results in the past.
•	It has created an enhanced environment to encourage and promote creative thinking by our employees for:
•	reducing costs,

•	eliminating inefficiencies, and

•	improving work processes.
•	Still, despite our efforts, these actions alone are simply not enough to restore Nicor Gas’ financial performance.
•	As a result, we are evaluating a general rate filing with the Illinois Commerce Commission.
•	While the potential filing of such a case, and timing and amount of same, are still under consideration, a filing could be made in the first half of 2008.

Illinois Utilities Residential Customers Annual Natural Gas Delivery Charges

$480
$440
$400
$360
$320
$280
$240
$200
$160
$120
$80
$40
$0
$187
$230
$256
$257
$281
$303
$324
$332
$333
$352
$357
$425
Nicor Gas
Mid Am
Consumers
Mt. Carmel
IL Power
CIPS
N. Shore
IL Gas
CILCO
Weighted Average*
Atmos
Peoples

* Weighted by number of customers

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Based on Prices Approved by the Illinois Commerce Commission Applied to the typical Nicor Gas Residential Customer Usage – March 2008

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•	I am proud to say that Nicor Gas customers have long benefited from the lowest natural gas delivery charges of any Illinois utility and among the lowest rates in the nation.
•	Our typical residential customers benefit from delivery costs that are over 40 percent lower annually than they would be under the rates charged on average to all other Illinois residential gas consumers.
•	We fully understand the impact higher rates would have on our customers and expect that any rate relief we would seek would continue Nicor Gas’ long tradition of being a low-cost, high-value provider.
•	While managing our financial results, we will also adhere to our pledge to provide safe, reliable and quality customer service.
•	And to maintain a high-performance, diverse organization that delivers business results.
•	Let me now discuss our unregulated businesses and related strategies.

Tropical Shipping

- **Containerized Shipping**
  - **Serves Caribbean and Bahamas**
  - **High market shares in ports served**
  - **Excellent reputation**
  - **Strong margins and good internal cash flow**
  - **Experienced management team**

Tropical
Tropical
Tropical

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•	Our second largest business is Tropical Shipping.
•	Tropical Shipping is:
•	A major carrier of exports from the U.S. east coast and Canada to the Caribbean and Bahamas.
•	It is one of the largest transporters of containerized cargo in its service territory.

•	It is a niche player with assets customized for its region.

•	It has leading market shares in most of the ports it serves.

•	It is built on a reputation for on-time, high-quality service.

•	It generates strong margins with good internal cash flow.

•	And, it has an experienced and capable management team.

Tropical Shipping

Business Environment	Key Strategies
▪ Tax-related benefits ▪ Economic and competition pressure on price and volumes ▪ Fuel prices ▪ Changing trade patterns ▪ Stricter homeland security requirements	▪ Continue to grow and expand the business ▪ Strategic niche acquisitions ▪ Focus on cost controls ▪ Seize new trans-shipment opportunities ▪ Improve service delivery, reliability and asset utilization

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•	Tropical’s earnings are expected to continue to be strong as we look forward and, in 2008, should continue to benefit from steps taken in January 2006 when we reorganized certain shipping and related operations principally to take advantage of provisions of the American Jobs Creation Act, providing an opportunity to minimize the federal income tax impact on Tropical’s ongoing earnings.
•	Essentially the reorganization involved the transfer of certain assets and personnel, principally from U.S. companies to the offshore subsidiaries.
•	As a result of that reorganization, to the extent shipping earnings are not repatriated to the U.S., such earnings are not subject to current federal taxation.
•	While we expect strong earnings, looking ahead, Tropical’s performance also has challenges —
•	Economic concerns (both the United States and Caribbean), as well as, ongoing competition, both of which can impact our rates and volumes;
•	High fuel prices (which tend to impact customer inventory levels and imports),
•	Potentially higher costs caused by stricter homeland security requirements,
•	And changes in global trading patterns (caused by homeland security constraints, more direct purchases from Far East, and higher U.S. duty rates compared to Caribbean produced goods).
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•	Still, over the years, Tropical has been able to grow its business through a combination of —
•	Opportunistic expansion, and
•	Niche acquisitions.
•	Going forward, the company plans to continue with this approach and expects to further increase its market position by -
•	Intensifying its focus on cost reduction efforts to preserve margins,
•	Expanding its less-than-container-load and cargo insurance businesses,
•	Capitalizing on new interisland trans-shipment opportunities caused by changes in global trading patterns, and
•	Continuing to improve service delivery, reliability and asset utilization.

Other Energy Ventures

Retail Services
Wholesale Services
Warranty
Enerchange
Energy
Midstream
HVAC

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•	Let me now turn to our other energy ventures, which we look at as a key component of our business strategies.
•	Unlike our utility, an environment of high gas costs and volatility tends to increase the demand for many of our other energy ventures products and services.
•	The primary activities of our other energy ventures include retail energy-related products and services and natural gas supply-related services.
•	Let me discuss each of these businesses in a little more detail.

Other Energy-Related Ventures
Retail Services

- **Premier provider of energy-related products and services**
  - **Warranties**
    - **Utility Line Coverage**
      - **gas and electric line protection**
    - **Heating/Air Conditioning Coverage**
      - **repair and maintenance plans**
    - **Appliance Coverage**
  - **Energy**
    - **Utility-bill management products**
      - **Fixed Bill plans**
      - **Commodity price protection plans**
  - **HVAC Installation and Repair Services**
- **Mitigates weather risk at utility**

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•	Businesses under our Retail Services platform offer a range of energy-related products and services including:
•	A diverse portfolio of warranty plans that provide protection for inside gas and electric lines, heating and cooling systems, appliances and electronics
•	Unique utility bill management products that protect customers from volatile energy bills in an environment of increasing energy price instability.
•	HVAC-related installation, repair and indoor air quality solutions that improve energy efficiency, while providing a healthier living environment
•	Driven in large part by geographic expansion and new customer contracts, these businesses have made meaningful contributions to our overall earnings in recent years with last year representing a record year. Their outlook for continued long-term growth remains positive.
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•	We also get another benefit from our other energy-related ventures.
•	One of our utility-bill management products, provides a natural and partial offset to the weather risk at our gas distribution business.
•	The amount of the offset will vary depending on a number of factors, but has approximated from 30 to 50 percent.
•	Last year’s weather was about normal, so the impact was negligible.

Retail Services Strategic Initiatives

- **Continued geographic expansion**
- **Increasing market share in existing territories**
- **Developing new sales channels**
- **Optimize our best-in-class call center**
- **Improve operating efficiencies and effectively manage risks**

Certified
Call Center
J.D.POWER
2007

"An Outstanding Customer Service Experience"

For J.D. Power and Associates Certified Call Center Program[SM] information, visit www.jdpower.com

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•	For our retail services, we continue to take a prudent and structured approach to developing this segment by:
•	Pursuing expansion opportunities into new markets. In 2007, we expanded our warranty platform by becoming registered and licensed to do business in 35 states while beginning to expand our active customer base to 12 states.
•	Expanding geographically in northern Illinois and introducing new, commodity products to consumers and small businesses,
•	continuing to add new, cost-effective marketing channels that provide scale through additional strategic alliances and utility partnerships.
•	leveraging the unique capabilities and reputation of our customer service award winning call center to optimize customer relationships and business partnerships.
•	We also work on continuing to enhance operating efficiencies.

Other Energy Ventures Wholesale Services

- **Enerchange –**
  - **Wholesale marketing and trading of natural gas supply-related services**
  - **Provides physical commodity and risk support for our Retail Services products**
  - **Administers and markets Chicago Hub for our utility**
- **Midstream –**
  - **Identify and support new storage asset development**

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•	Turning to our wholesale supply-related businesses — starting with Nicor Enerchange.
•	Enerchange focuses on contracting, acquiring and utilizing midstream assets along corridors to Midwest markets to support its marketing efforts.
•	It provides services to intrastate and interstate pipelines, LDCs, power generators, natural gas marketers and brokers, and commercial/industrial end-users.
•	By bundling commodity with natural gas transportation and storage, Enerchange customizes services that provide added value to customers.
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•	In addition to its storage and trading efforts, Enerchange also -
•	Procures commodity, and manages the financial derivatives and risks to support certain products offered by our retail services platform, and
•	Administers and markets the Chicago Hub on behalf of Nicor Gas — a business that provides interruptible transportation and storage services to wholesale pipeline shippers and marketers doing business at the Chicago city gate using any underutilized capacity our utility has available.

Wholesale Services Strategic Initiatives

- **Expand the scope of supply-related assets under management**
- **Continue to build its customer base including large end users, LDC's and marketers**
- **Leverage the physical and financial positions we take in supporting our retail products**

Interstate Pipeline Grid

Leased Storage
Michcon
NGPL
Nicor Gas

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•	We are looking to expand our wholesale energy operations by concurrently growing our customer base and control of assets supporting the customer base to build earnings, while managing risk to improve our long-term earnings.
•	Opportunities for meeting this goal include:
•	expanding the scope of transportation and storage assets under management, through several strategies, including:
—	contracting for firm transportation and storage assets to support sales
—	acquiring under-utilized transportation capacity released by firm transport shippers, and
—	developing new storage facilities that we can market and manage with our Hub services expertise
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•	continuing to build our commercial/industrial end-user customer base in our utility’s territory, which provides sustainable margin and gives us increased storage capacity to optimize, and
•	leveraging the physical and financial positions placed in support of Nicor’s Retail Services’ commodity products to generate additional trading margin
•	Let me turn now to a brief financial and legal update.

Financial Update

2007 Twelve-Months Ended EPS

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.99
$2.88
$2.87
$3.04
2007
2006
Reported diluted EPS
Absent noteworthy items

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•	As we reported in our press release on February 22, 2008 announcing our 2007 twelve-months ended financial results, earnings per share were $2.99, compared to $2.87 per share for the same period in 2006.
•	2007 twelve-month financial results included the effects of a pretax mercury reserve adjustment and cost recoveries aggregating approximately $8 million ($.11 per share after-tax). 2006 twelve-month financial results included the effects of a first quarter pretax cost recovery associated with our mercury repair and inspection program of $3.8 million ($.05 per share after-tax) and a second quarter charge associated with a SEC inquiry of $10 million ($.22 per share non-deductible for tax purposes).
•	Removing the effects of these items for comparison purposes gives you 2007 twelve-month earnings of $2.88 per share compared to $3.04 per share in 2006.
•	Excluding the noteworthy items, earnings for the 2007 twelve-month period, compared to 2006, reflect higher operating results in our gas distribution business and other energy-related ventures; partially offset by lower operating results in our shipping business and lower corporate income (before consideration of the charge associated with the SEC inquiry).
•	Twelve-month comparisons also were impacted by lower interest expense and the effects of higher average common shares outstanding in 2007.

Financial Update

- **2008 Financial Outlook**
  - The earnings per share estimate provided in our 2007 fourth quarter earnings announcement on February 22, 2008 indicated a range of $2.20 to $2.40 per share
  - Compared to 2007 the estimate reflects –
    - Lower operating results in each of our businesses
    - Lower gas distribution operating results is the most significant contributor to our lower earnings outlook
    - Higher interest expense
  - Consistent with prior guidance, the estimates assumed, among other things, normal weather for the remainder of the year and excluded any impacts associated with fair value accounting adjustments, the ICC's PBR/PGA review, other contingencies or changes in tax laws

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•	Let me now turn to our outlook for 2008.
•	We indicated in our fourth quarter 2007 earnings release on February 22, 2008 and the related conference call, that our 2008 earnings per share estimate will be in the range of $2.20 to $2.40 per share.
•	Compared to 2007, this estimate assumed lower operating results in each of our businesses and higher interest costs. The most significant decline in our earnings outlook is in our gas distribution business resulting from higher expected operating and maintenance, depreciation and interest costs.
•	Our outlook assumed normal weather for the remainder of the year, but excluded, among other things, any future impacts associated with the ICC’s PBR plan/PGA review, other contingencies or changes in tax laws. Our estimate also did not reflect the future variability in earnings due to fair value accounting adjustments at Enerchange and other impacts that could occur because of volatility in the natural gas markets.
•	As a reminder, we will only provide updates to annual earnings guidance as part of our quarterly and annual earnings releases.

Legal Update

- **Performance-base rate plan**
  - **Proceedings have recommenced**
  - **Nicor Gas submitted direct testimony in April 2007 – modest change in our position of amounts due from customers**
  - **No timeline for decision**

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•	Let me briefly update you on the status of our PBR regulatory matter — the background of which is extensively covered in our periodic filings with the SEC.
•	In December 2006, the Administrative Law Judges issued a scheduling order that provided for the submission by Nicor Gas of its direct testimony in April 2007. Our new testimony resulted in a modest change in our position of amounts due from customers. At this time, no date has been set for the submission of testimony by other parties to the proceeding.
•	We can not be sure when the proceedings will conclude or issues will be resolved. The next status hearing is scheduled for April 17, 2008.
•	Let me now wrap things up.

Wrap-Up

- **Key Messages**
  - Nicor is a financially strong company
  - Current economic climate, combined with high gas costs, have increased costs, and are putting pressure on operating results
  - Actions continue to be taken to mitigate cost pressures at our gas distribution business through a relentless focus on cost management activities
  - Company is evaluating the need for a rate relief filing
  - Unregulated businesses continue to perform solidly
  - Experienced leadership team
  - Focused on customer satisfaction and good corporate citizenship

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•	In closing, let me stress a few key points.
•	First, Nicor is a financially strong company.
•	However, like many others in our industry, the impacts of the current economic climate, together with high gas costs, have increased our costs of doing business and are putting pressure on our operating results, most notably our primary business, Nicor Gas.
•	Importantly, results at Nicor Gas have benefited from our intense focus on cost management activities.
•	These activities have helped to mitigate some of the negative pressure on our operating results, and continued success in our cost containment efforts remains critical to achieving our overall targets.
•	However, these efforts alone are not enough, and therefore, we are evaluating the need to file in 2008 for rate relief in an effort to earn a reasonable return on our investment and to restore the financial performance of this core business.
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•	Our shipping business, Tropical, continues to produce good operating results.
•	Tropical management has been effective in dealing with the competitive and cost pressures of that business in the past and we expect they will continue to do so.
•	Regarding our other energy-related ventures, we continue to be pleased with the performance of this growth platform.
•	The ability to grow this platform over the long-term is an important part of our overall corporate strategy.
•	Finally, supporting these qualities is an experienced management team and dedicated employees who have a passion for —
•	providing safe, reliable and quality customer service,

•	developing new and profitable product/service offerings, and

•	being good corporate citizens.

•	We thank you for your interest in our company and I am now opening the floor for questions.